Exhibit 8.1

Aufstellung des Anteilsbesitzes gemäß § 313 HGB
Statement of Investments according to § 313 HGB

Anhangangabe des Daimler-Konzernabschlusses zum 31.12.2009

Statement is part of the notes of the Consolidated Financial Statements as of December 31, 2009

Hinterlegung im Handelsregister Stuttgart / Statement is filed with the Comercial Register in Stuttgart

Hinterlegung im Handelsregister Stuttgart / Statement is filed with the Comercial Register in Stuttgart

A. MUTTERUNTERNEHMEN / PARENT ENTITY

B. TOCHTERUNTERNEHMEN / AFFILIATED COMPANIES

I. Konsolidierte Unternehmen / Consolidated Companies

II. Nicht konsolidierte Unternehmen / Non Consolidated Companies

III. At Equity bewertete Unternehmen / Companies At Equity

C.            ASSOZIIERTE UNTERNEHMEN UND GEMEINSCHAFTSUNTERNEHMEN / ASSOCIATED COMPANIES AND JOINT VENTURES

I. At Equity bewertete Unternehmen / Companies At Equity

II. At Cost bewertete Unternehmen / Companies At Cost

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

A. MUTTERUNTERNEHMEN / PARENT ENTITY

Daimler AG	Stuttgart	Deutschland	Germany

B. TOCHTERUNTERNEHMEN / AFFILIATED COMPANIES

I. Konsolidierte Unternehmen / Consolidated Companies
3218095 Nova Scotia Company	Mississauga	Kanada	Canada	100.00%
6353 Sunset Boulevard, Inc.	Hollywood	USA	USA	100.00%
A.C.N. 082 870 031 Pty. Ltd. (3)	Mulgrave	Australien	Australia	51.00%
American Auto Handels GmbH	München / Munich	Deutschland	Germany	100.00%
Anlagenverwaltung Daimler AG & Co. OHG Berlin	Schönefeld	Deutschland	Germany	100.00%
Atlantic Detroit Diesel Allison LLC	Detroit	USA	USA	100.00%
Atlantis Foundries (Pty) Ltd.	Atlantis Industria	Republik Südafrika	Republic of South Africa	100.00%
Auto-Henne GmbH	München / Munich	Deutschland	Germany	100.00%
Axle Alliance Company LLC	Detroit	USA	USA	100.00%
Banco Mercedes-Benz do Brasil S.A.	São Paulo	Brasilien	Brazil	100.00%
CARS Technik und Logistik GmbH	München / Munich	Deutschland	Germany	100.00%
Chrysler do Brasil Ltda.	São Bernardo do Campo	Brasilien	Brazil	100.00%
Comercial Mercedes-Benz, S.A.	Madrid	Spanien	Spain	100.00%
Commercial Vehicles of South Florida, Inc.	Pompano Beach	USA	USA	100.00%
Conemaugh Hydroelectric Projects, Inc.	Farmington Hills	USA	USA	100.00%
Coventry Lane Holdings LLC	Farmington Hills	USA	USA	100.00%
DAF Investments, Ltd.	Farmington Hills	USA	USA	100.00%
DAI.NET GmbH	Stuttgart	Deutschland	Germany	100.00%
Daimler AC Leasing, d.o.o.	Ljubljana	Slowenien	Slovenia	52.00%
Daimler Aerospace GmbH & Co. KG	Stuttgart	Deutschland	Germany	66.67%
Daimler AG & Co. Wertpapierhandel OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler Australia/Pacific Pty. Ltd.	Mulgrave	Australien	Australia	100.00%
Daimler Automotive de Venezuela C.A.	Naguanagua	Venezuela	Venezuela	100.00%
Daimler Automotive Korea Ltd.	Seoul	Süd Korea	South Korea	100.00%
Daimler Aviation South Africa (Pty) Ltd.	Pretoria	Republik Südafrika	Republic of South Africa	100.00%
Daimler Belgium Financial Company S.A.	Brüssel / Brussels	Belgien	Belgium	100.00%
Daimler Biler A/S	Hørsholm	Dänemark	Denmark	100.00%
Daimler Buses North America Ltd.	Mississauga	Kanada	Canada	100.00%
Daimler Buses North America, Inc.	Oriskany	USA	USA	100.00%
Daimler Buses North Carolina LLC	Greensboro	USA	USA	100.00%
Daimler Canada Finance, Inc.	Montreal	Kanada	Canada	100.00%
Daimler Canada Investments Company	Halifax	Kanada	Canada	100.00%
Daimler Capital Company LLC	Farmington Hills	USA	USA	100.00%
Daimler Capital Services LLC	Farmington Hills	USA	USA	100.00%
Daimler Coordination Center SCS	Brüssel / Brussels	Belgien	Belgium	100.00%
Daimler Credit Realvest, Inc.	Farmington Hills	USA	USA	100.00%
Daimler Export and Trade Finance GmbH	Berlin	Deutschland	Germany	100.00%
Daimler Finance North America LLC	Wilmington	USA	USA	100.00%
Daimler Financial Services AG	Berlin	Deutschland	Germany	100.00%
Daimler Financial Services Automotive Israel Ltd.	Tel-Aviv	Israel	Israel	100.00%
Daimler Financial Services Israel Ltd.	Tel-Aviv	Israel	Israel	60.00%
Daimler Financial Services Japan Co., Ltd.	Tokio / Tokyo	Japan	Japan	100.00%
Daimler Financial Services México, S. de R.L. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Daimler Financial Services Nederland B.V.	Utrecht	Niederlande	Netherlands	100.00%
Daimler Financial Services, S.A. de C.V., S.O.F.O.M., E.N.R.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Daimler Fleet Management GmbH	Stuttgart	Deutschland	Germany	100.00%
Daimler Fleet Management Polska Sp. z o.o.	Warschau / Warsaw	Polen	Poland	100.00%
Daimler Fleet Management Singapore Pte. Ltd.	Singapur / Singapore	Singapur	Singapore	100.00%
Daimler Fleet Management South Africa (Pty) Ltd.	Centurion	Republik Südafrika	Republic of South Africa	65.00%	75.00%
Daimler Fleet Management UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler Fleet Services A.S.	Istanbul	Türkei	Turkey	100.00%
Daimler Försäljnings AB	Malmö	Schweden	Sweden	100.00%
Daimler India Commercial Vehicles Pvt. Ltd.	Chennai	Indien	India	100.00%
Daimler Insurance Agency LLC	Farmington Hills	USA	USA	100.00%
Daimler Insurance Services GmbH	Berlin	Deutschland	Germany	100.00%
Daimler Insurance Services UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler International Finance B.V.	Utrecht	Niederlande	Netherlands	100.00%
Daimler Investments US Corporation	Montvale	USA	USA	100.00%
Daimler Japan Ltd.	Tokio / Tokyo	Japan	Japan	100.00%
Daimler Luft- und Raumfahrt Holding AG	Ottobrunn	Deutschland	Germany	99.95%
Daimler Manufactura, S.A. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

Daimler Meridian Corporation	Farmington Hills	USA	USA	100.00%
Daimler Mexico, S.A. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Daimler Motors Investments LLC	Farmington Hills	USA	USA	100.00%
Daimler North America Corporation	Montvale	USA	USA	100.00%
Daimler North America Finance Corporation	Newark	USA	USA	100.00%
Daimler North East Asia Ltd.	Peking / Beijing	VR China	PR China	100.00%
Daimler Northeast Asia Parts Trading & Services Co., Ltd.	Peking / Beijing	VR China	PR China	100.00%
Daimler Re Brokers GmbH	Berlin	Deutschland	Germany	74.90%
Daimler Re Insurance S.A.	Luxemburg / Luxembourg	Luxemburg	Luxembourg	100.00%
Daimler Real Estate GmbH	Berlin	Deutschland	Germany	100.00%
Daimler Retail Receivables LLC	Farmington Hills	USA	USA	100.00%
Daimler Servicios Corporativos Mexico, S. de R.L. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Daimler South East Asia Pte. Ltd.	Singapur / Singapore	Singapur	Singapore	100.00%
Daimler Tractocamiones, S. de R.L. de C.V.	Saltillo	Mexiko	Mexico	100.00%
Daimler Trucks Canada Ltd.	Mississauga	Kanada	Canada	100.00%
Daimler Trucks North America LLC	Portland	USA	USA	100.00%
Daimler Trucks Remarketing Corporation	Portland	USA	USA	100.00%
Daimler Trust Holdings LLC	Farmington Hills	USA	USA	100.00%
Daimler Trust Leasing LLC	Farmington Hills	USA	USA	100.00%
Daimler UK Finance Plc	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler UK Plc	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler Vans Hong Kong Ltd.	Hongkong / Hong Kong	VR China	PR China	67.55%
Daimler Vans Manufacturing, LLC	Ladson	USA	USA	100.00%
Daimler Vans USA, LLC	Montvale	USA	USA	100.00%
Daimler Vehículos Comerciales Mexico, S. de R.L. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Daimler Vermögens- und Beteiligungsgesellschaft mbH	Stuttgart	Deutschland	Germany	100.00%
Daimler Verwaltungsgesellschaft für Grundbesitz mbH	Schönefeld	Deutschland	Germany	100.00%
Daimler Vorsorge und Versicherungsdienst GmbH	Berlin	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “AMICITIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “CUSTODIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “DIALOGA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “DIGNITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “EFFICIENTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “FIDELIS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “GENEROSA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “GEOMETRIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “HABITUDO” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “IUVENTA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “LEGITIMA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “NEGOTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “NOBILITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “OPTIMA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “PROSPERA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “PRUDENTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “REGINA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “VEHICULA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daimler-Benz AG & Co. “VERITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Deutschland	Germany	100.00%
Daiprodco Mexico, S. de R.L. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Dalmatian Corporation	Ladson	USA	USA	100.00%
DCFS Canada Corporation	Mississauga	Kanada	Canada	100.00%
DCFS USA LLC	Farmington Hills	USA	USA	100.00%
debis Financial Services Co., Ltd.	Tokio / Tokyo	Japan	Japan	100.00%
debis Industriehandel GmbH	Berlin	Deutschland	Germany	100.00%
Detroit Diesel Corporation	Detroit	USA	USA	100.00%
Detroit Diesel of Canada Ltd.	Detroit	USA	USA	100.00%
Detroit Diesel Overseas Corporation	Detroit	USA	USA	100.00%
Detroit Diesel Realty Utah, Inc.	Tooele	USA	USA	100.00%
Detroit Diesel Realty, Inc.	Detroit	USA	USA	100.00%
Detroit Diesel Remanufacturing LLC	Detroit	USA	USA	100.00%
Detroit Diesel Remanufacturing Mexicana, S. de R.L. de C.V.	Toluca	Mexiko	Mexico	100.00%
Detroit Diesel-Allison de Mexico, S.A. de C.V.	San Juan Ixtacala	Mexiko	Mexico	100.00%
EHG Elektroholding GmbH	Stuttgart	Deutschland	Germany	100.00%
EvoBus (Schweiz) AG	Kloten	Schweiz	Switzerland	100.00%
EvoBus (UK) Ltd.	Coventry	Großbritannien	Great Britain	100.00%
EvoBus Austria GmbH	Wiener Neudorf	Österreich	Austria	100.00%
EvoBus Belgium N.V.	Kobbegem	Belgien	Belgium	100.00%
EvoBus Bohemia s.r.o.	Prag / Prague	Tschechien	Czech Rep.	97.88%
EvoBus Danmark A/S	Koege	Dänemark	Denmark	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

EvoBus France SAS	Sarcelles	Frankreich	France	100.00%
EvoBus GmbH	Stuttgart	Deutschland	Germany	100.00%
EvoBus Hellas A.E.B.E.	Thessaloniki	Griechenland	Greece	100.00%
EvoBus Ibérica, S.A.	Sámano	Spanien	Spain	100.00%
EvoBus Italia S.p.A.	Bomporto	Italien	Italy	100.00%
EvoBus Nederland B.V.	Nijkerk	Niederlande	Netherlands	100.00%
Evobus Portugal, S.A.	Abrunheira	Portugal	Portugal	100.00%
EvoBus Sverige AB	Spanga	Schweden	Sweden	100.00%
Florida Detroit Diesel-Allison, Inc.	Miami	USA	USA	100.00%
Freightliner Custom Chassis Corporation	Gaffney	USA	USA	100.00%
Freightliner Holding Ltd.	Calgary	Kanada	Canada	100.00%
Freightliner Ltd.	Mississauga	Kanada	Canada	100.00%
Freightliner Netherlands Holdings B.V.	Portland	USA	USA	100.00%
Garage Jean Wagner S.A.	Diekirch	Luxemburg	Luxembourg	100.00%
GIE Spring Rain (2)	Paris	Frankreich	France	0.00%
Grundstücksverwaltungsgesellschaft Auto-Henne GmbH & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Grundstücksverwaltungsgesellschaft Daimler AG & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Grundstücksverwaltungsgesellschaft Evobus GmbH & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Grundstücksverwaltungsgesellschaft Henne-Unimog GmbH & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Grundstücksverwaltungsgesellschaft Mercedes-Benz AG & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Henne-Unimog GmbH	München / Munich	Deutschland	Germany	100.00%
INTERSTAR SAS	Rocquencourt	Frankreich	France	100.00%
Intrepid Insurance Company	Farmington Hills	USA	USA	100.00%
Inversora Privada Compania de Comercializacion Internacional S.A.	Buenos Aires	Argentinien	Argentina	99.00%
Koppieview Property (Pty) Ltd.	Zwartkop	Republik Südafrika	Republic of South Africa	100.00%
Maschinenfabrik Esslingen AG & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Masterdrive Commercial Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Masterdrive Group Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Masterdrive Group Unlimited	Milton Keynes	Großbritannien	Great Britain	100.00%
Masterdrive Management Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
MBtech Bohemia s.r.o.	Plzen	Tschechien	Czech Rep.	100.00%
MBtech Consulting GmbH	Sindelfingen	Deutschland	Germany	100.00%
MBtech EMC GmbH	Waiblingen	Deutschland	Germany	100.00%
MBtech Group GmbH & Co. KGaA	Sindelfingen	Deutschland	Germany	100.00%
MBtech Polska Sp. z o.o.	Krakau / Krakow	Polen	Poland	100.00%
MBtech Powertrain GmbH	München / Munich	Deutschland	Germany	100.00%
MBtech Vehicle Testing GmbH	Papenburg	Deutschland	Germany	100.00%
MDC Equipment GmbH	Kölleda	Deutschland	Germany	100.00%
MDC Power GmbH	Kölleda	Deutschland	Germany	100.00%
Mercedes-AMG GmbH	Affalterbach	Deutschland	Germany	100.00%
Mercedes-Benz (China) Ltd.	Peking / Beijing	VR China	PR China	51.00%
Mercedes-Benz (Thailand) Ltd.	Bangkok	Thailand	Thailand	100.00%
Mercedes-Benz (Yangzhou) Parts Distribution Co. Ltd.	Yangzhou	VR China	PR China	100.00%
Mercedes-Benz Aalst N.V.	Erembodegem	Belgien	Belgium	100.00%
Mercedes-Benz Accessories GmbH	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Franken KG (2)	Schönefeld	Deutschland	Germany	99.00%	15.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Germersheim Betriebsvorrichtungen OHG (2)	Schönefeld	Deutschland	Germany	99.00%	15.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Germersheim KG (2)	Schönefeld	Deutschland	Germany	99.00%	15.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Rhein-Main Betriebsvorrichtungen OHG (2)	Schönefeld	Deutschland	Germany	99.00%	15.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Rhein-Main OHG (2)	Schönefeld	Deutschland	Germany	99.00%	15.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Südwest KG (2)	Schönefeld	Deutschland	Germany	99.00%	15.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Baden-Baden und Dresden OHG (2)	Düsseldorf	Deutschland	Germany	100.00%	13.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Leipzig und Magdeburg KG (2)	Schönefeld	Deutschland	Germany	100.00%	16.00%
Mercedes-Benz Alcalá, S.A.	Alcalá de Henares	Spanien	Spain	100.00%
Mercedes-Benz Antwerpen N.V.	Borgerhout	Belgien	Belgium	100.00%
Mercedes-Benz Argentina S.A.	Buenos Aires	Argentinien	Argentina	100.00%
Mercedes-Benz Australia/Pacific Pty. Ltd.	Mulgrave	Australien	Australia	100.00%
Mercedes-Benz Auto Finance Ltd.	Peking / Beijing	VR China	PR China	100.00%
Mercedes-Benz Auto Lease Trust 2009-1 (2)	Wilmington	USA	USA	100.00%
Mercedes-Benz Auto Receivables Trust 2009-1 (2)	Wilmington	USA	USA	100.00%
Mercedes-Benz Bank AG	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz Bank Polska S.A.	Warschau / Warsaw	Polen	Poland	100.00%
Mercedes-Benz Bank Rus OOO	Moskau / Moscow	Russland	Russia	100.00%
Mercedes-Benz Banking Service GmbH	Saarbrücken	Deutschland	Germany	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

Mercedes-Benz Belgium Luxembourg S.A.	Brüssel / Brussels	Belgien	Belgium	100.00%
Mercedes-Benz Bordeaux SAS	Begles	Frankreich	France	100.00%
Mercedes-Benz Broker Biztositási Alkusz Hungary Kft.	Budapest	Ungarn	Hungary	100.00%
Mercedes-Benz Canada, Inc.	Toronto	Kanada	Canada	100.00%
Mercedes-Benz Ceská republika s.r.o.	Prag / Prague	Tschechien	Czech Rep.	100.00%
Mercedes-Benz CharterWay España, S.A.	Alcobendas	Spanien	Spain	100.00%
Mercedes-Benz CharterWay GmbH	Berlin	Deutschland	Germany	100.00%
Mercedes-Benz CharterWay SAS	Rocquencourt	Frankreich	France	100.00%
Mercedes-Benz Comercial Valencia, S.A.	Valencia	Spanien	Spain	100.00%
Mercedes-Benz Comercial, Lda.	Mem Martins	Portugal	Portugal	100.00%
Mercedes-Benz Compañia Financiera Argentina S.A.	Buenos Aires	Argentinien	Argentina	100.00%
Mercedes-Benz Corretora de Seguros Ltda.	São Paulo	Brasilien	Brazil	99.98%	100.00%
Mercedes-Benz Côte d’Azur SAS	Villeneuve-Loubet	Frankreich	France	100.00%
Mercedes-Benz Credit Pénzügyi Szolgáltató Hungary Zrt.	Budapest	Ungarn	Hungary	90.00%
Mercedes-Benz Danmark A/S	Kopenhagen / Copenhagen	Dänemark	Denmark	100.00%
Mercedes-Benz Dealer Bedrijven B.V.	Den Haag / The Hague	Niederlande	Netherlands	100.00%
Mercedes-Benz Desarrollo de Mercados, S. de R.L. de C.V.	MexicoCity	Mexiko	Mexico	100.00%
Mercedes-Benz do Brasil Assessoria Comercial Ltda.	São Paulo	Brasilien	Brazil	100.00%
Mercedes-Benz do Brasil Ltda.	São Bernardo do Campo	Brasilien	Brazil	100.00%
Mercedes-Benz Drogenbos N.V.	Drogenbos	Belgien	Belgium	100.00%
Mercedes-Benz Esch S.A.	Esch-sur-Alzette	Luxemburg	Luxembourg	99.90%
Mercedes-Benz España, S.A.	Alcobendas	Spanien	Spain	99.96%
Mercedes-Benz Finance China Ltd.	Hongkong / Hong Kong	VR China	PR China	100.00%
Mercedes-Benz Finance Co., Ltd.	Tokio / Tokyo	Japan	Japan	90.00%
Mercedes-Benz Financial Services Australia Pty. Ltd.	Mulgrave	Australien	Australia	100.00%
Mercedes-Benz Financial Services Austria GmbH	Salzburg	Österreich	Austria	51.00%
Mercedes-Benz Financial Services BeLux N.V.	Tollaan	Belgien	Belgium	100.00%
Mercedes-Benz Financial Services Ceská republika s.r.o.	Prag / Prague	Tschechien	Czech Rep.	100.00%
Mercedes-Benz Financial Services España E.F.C., S.A.	Alcobendas	Spanien	Spain	100.00%
Mercedes-Benz Financial Services France S.A.	Bailly	Frankreich	France	100.00%
Mercedes-Benz Financial Services Hellas AE	Kifissia	Griechenland	Greece	100.00%
Mercedes-Benz Financial Services Hong Kong Ltd.	Hongkong / Hong Kong	VR China	PR China	60.00%
Mercedes-Benz Financial Services Italia SpA	Rom / Rome	Italien	Italy	100.00%
Mercedes-Benz Financial Services Korea Ltd.	Seoul	Süd Korea	South Korea	60.00%
Mercedes-Benz Financial Services Nederland B.V.	Utrecht	Niederlande	Netherlands	100.00%
Mercedes-Benz Financial Services New Zealand Ltd	Auckland	Neuseeland	New Zealand	100.00%
Mercedes-Benz Financial Services Portugal - Instituição Financeira de Crédito S.A.	Mem Martins	Portugal	Portugal	100.00%
Mercedes-Benz Financial Services Rus OOO	Moskau / Moscow	Russland	Russia	100.00%
Mercedes-Benz Financial Services Schweiz AG	Schlieren	Schweiz	Switzerland	100.00%
Mercedes-Benz Financial Services Singapore Ltd.	Singapur / Singapore	Singapur	Singapore	85.00%
Mercedes-Benz Financial Services Slovakia s.r.o.	Bratislava	Slowakei	Slovakia	75.00%
Mercedes-Benz Financial Services South Africa (Pty) Ltd.	Centurion	Republik Südafrika	Republic of South Africa	100.00%
Mercedes-Benz Financial Services UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz Finans Danmark A/S	Hvidovre	Dänemark	Denmark	100.00%
Mercedes-Benz Finans Sverige AB	Malmö	Schweden	Sweden	100.00%
Mercedes-Benz Finansal Kiralama Türk A.S.	Istanbul	Türkei	Turkey	100.00%
Mercedes-Benz Finansman Türk A.S.	Istanbul	Türkei	Turkey	100.00%
Mercedes-Benz France SAS	Rocquencourt	Frankreich	France	100.00%
Mercedes-Benz Gent N.V.	Gent	Belgien	Belgium	100.00%
Mercedes-Benz Grand Prix Ltd.	Brackley Northants	Großbritannien	Great Britain	45.10%		(7)
Mercedes-Benz Hellas S.A.	Kifissia	Griechenland	Greece	100.00%
Mercedes-Benz HighPerformanceEngines Ltd.	Brixworth	Großbritannien	Great Britain	100.00%
Mercedes-Benz Hong Kong Ltd.	Hongkong / Hong Kong	VR China	PR China	100.00%
Mercedes-Benz Hybrid LLC	Troy	USA	USA	100.00%
Mercedes-Benz India Private Ltd.	Pune	Indien	India	100.00%
Mercedes-Benz Insurance Broker SRL	Bukarest / Bucharest	Rumänien	Romania	100.00%
Mercedes-Benz Insurance Services Nederland B.V.	Utrecht	Niederlande	Netherlands	100.00%
Mercedes-Benz Italia S.p.A.	Rom / Rome	Italien	Italy	100.00%
Mercedes-Benz Japan Co., Ltd.	Tokio / Tokyo	Japan	Japan	100.00%
Mercedes-Benz Korea Ltd.	Seoul	Süd Korea	South Korea	51.00%
Mercedes-Benz Leasing (Thailand) Co., Ltd.	Bangkok	Thailand	Thailand	100.00%
Mercedes-Benz Leasing do Brasil Arrendamento Mercantil S.A.	Barueri	Brasilien	Brazil	100.00%
Mercedes-Benz Leasing GmbH	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz Leasing Hrvatska d.o.o.	Zagreb	Kroatien	Croatia	100.00%
Mercedes-Benz Leasing IFN S.A.	Bukarest / Bucharest	Rumänien	Romania	100.00%
Mercedes-Benz Leasing Kft.	Budapest	Ungarn	Hungary	90.00%
Mercedes-Benz Leasing Polska Sp. z o.o.	Warschau / Warsaw	Polen	Poland	75.00%
Mercedes-Benz Leasing Treuhand GmbH	Stuttgart	Deutschland	Germany	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

Mercedes-Benz Leudelange S.A.	Leudelange	Luxemburg	Luxembourg	99.90%
Mercedes-Benz Lille SAS	Villeneuve d’Ascq	Frankreich	France	100.00%
Mercedes-Benz Ludwigsfelde GmbH	Ludwigsfelde	Deutschland	Germany	100.00%
Mercedes-Benz Luxembourg S.A.	Luxemburg / Luxembourg	Luxemburg	Luxembourg	90.00%
Mercedes-Benz Luxembourg-Centre S.A.	Luxemburg / Luxembourg	Luxemburg	Luxembourg	99.90%
Mercedes-Benz Lyon SAS	Lyon	Frankreich	France	100.00%
Mercedes-Benz Malaysia Sdn. Bhd.	Kuala Lumpur	Malaysia	Malaysia	51.00%
Mercedes-Benz Manhattan, Inc.	New York	USA	USA	100.00%
Mercedes-Benz Manufacturing (Thailand) Ltd.	Bangkok	Thailand	Thailand	100.00%
Mercedes-Benz Manufacturing South Africa (Pty) Ltd.	East London	Republik Südafrika	Republic of South Africa	100.00%
Mercedes-Benz Mechelen N.V.	Mechelen	Belgien	Belgium	100.00%
Mercedes-Benz Mexico, S. de R.L. de C.V.	Mexiko-Stadt / Mexico City	Mexiko	Mexico	100.00%
Mercedes-Benz Milano S.p.A.	Mailand / Milan	Italien	Italy	100.00%
Mercedes-Benz Minibus GmbH	Dortmund	Deutschland	Germany	100.00%
Mercedes-Benz Mitarbeiter-Fahrzeuge Leasing GmbH	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz Molsheim SAS	Molsheim	Frankreich	France	100.00%
Mercedes-Benz Nederland B.V.	Utrecht	Niederlande	Netherlands	100.00%
Mercedes-Benz New Zealand Ltd.	Auckland	Neuseeland	New Zealand	100.00%
Mercedes-Benz Ninove N.V.	Ninove	Belgien	Belgium	100.00%
Mercedes-Benz Paris SAS	Le Port-Marly	Frankreich	France	100.00%
Mercedes-Benz Polska Sp. z.o.o.	Warschau / Warsaw	Polen	Poland	100.00%
Mercedes-Benz Portugal, S.A.	Mem Martins	Portugal	Portugal	100.00%
Mercedes-Benz Rental and Insurance Services Korea Ltd.	Seoul	Süd Korea	South Korea	100.00%
Mercedes-Benz Rental S.p.A. in liquidazione	Rom / Rome	Italien	Italy	100.00%
Mercedes-Benz Renting, S.A.	Alcobendas	Spanien	Spain	100.00%
Mercedes-Benz Retail Group UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz Risk Solutions South Africa (Pty) Ltd.	Centurion	Republik Südafrika	Republic of South Africa	100.00%
Mercedes-Benz Roma S.p.A.	Rom / Rome	Italien	Italy	100.00%
Mercedes-Benz Romania SRL	Bukarest / Bucharest	Rumänien	Romania	100.00%
Mercedes-Benz Russia SAO	Moskau / Moscow	Russland	Russia	100.00%
Mercedes-Benz Schweiz AG	Schlieren	Schweiz	Switzerland	100.00%
Mercedes-Benz Service Corporation	Montvale	USA	USA	100.00%
Mercedes-Benz Service Leasing SRL	Bukarest / Bucharest	Rumänien	Romania	100.00%
Mercedes-Benz Services Correduria de Seguros, S.A.	Alcobendas	Spanien	Spain	100.00%
Mercedes-Benz Servizi Assicurativi Italia S.p.A.	Rom / Rome	Italien	Italy	100.00%
Mercedes-Benz Sigorta Aracilik Hizmetleri A.S.	Istanbul	Türkei	Turkey	100.00%
Mercedes-Benz Sosnowiec Sp. z o.o.	Sosnowiec	Polen	Poland	100.00%
Mercedes-Benz South Africa (Pty) Ltd.	Pretoria	Republik Südafrika	Republic of South Africa	100.00%
Mercedes-Benz Srbija i Crna Gora d.o.o.	Belgrad / Belgrade	Serbien	Serbia	100.00%
Mercedes-Benz Sverige AB	Malmö	Schweden	Sweden	100.00%
Mercedes-Benz Tasit Ticaret ve Servis A.S.	Istanbul	Türkei	Turkey	100.00%
Mercedes-Benz Technical Center Nederland B.V.	Nijkerk	Niederlande	Netherlands	100.00%
Mercedes-Benz Türk A.S.	Istanbul	Türkei	Turkey	66.91%
Mercedes-Benz U.S. International, Inc.	Vance	USA	USA	100.00%
Mercedes-Benz UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz USA, LLC	Montvale	USA	USA	100.00%
Mercedes-Benz V.I. Lille SAS	Vendeville	Frankreich	France	100.00%
Mercedes-Benz V.I. Lyon SAS	Genas	Frankreich	France	100.00%
Mercedes-Benz V.I. Paris Ile de France SAS	Wissous	Frankreich	France	100.00%
Mercedes-Benz V.I. Toulouse SAS	Fenouillet	Frankreich	France	100.00%
Mercedes-Benz Venezuela S.A.	Valencia	Venezuela	Venezuela	100.00%
Mercedes-Benz Vietnam Ltd.	Ho Chi Minh Stadt / City	Vietnam	Vietnam	70.00%
Mercedes-Benz Warszawa Sp. z o.o.	Warschau / Warsaw	Polen	Poland	100.00%
Mercedes-Benz Waterloo S.A.	Waterloo	Belgien	Belgium	100.00%
Mercedes-Benz Wavre S.A.	Wavre	Belgien	Belgium	100.00%
Mercedes-Benz Wemmel N.V.	Wemmel	Belgien	Belgium	100.00%
Mercedes-Benz Wholesale Finance Sweden AB	Malmö	Schweden	Sweden	100.00%
Mercedes-Benz-Aluguer de Veículos, Unipessoal Lda.	Mem Martins	Portugal	Portugal	100.00%
MFTA Canada, Inc.	Mississauga	Kanada	Canada	100.00%
Micro Compact Car smart North N.V./S.A.	Drogenbos	Belgien	Belgium	100.00%
Mitsubishi Fuso Bus Manufacturing Co., Ltd.	Toyama	Japan	Japan	100.00%
Mitsubishi Fuso Truck (Thailand) Co., Ltd.	Pathumthanee	Thailand	Thailand	100.00%
Mitsubishi Fuso Truck and Bus Australia Pty. Ltd.	Baulkham Hills	Australien	Australia	100.00%
Mitsubishi Fuso Truck and Bus Corporation	Kawasaki	Japan	Japan	85.01%
Mitsubishi Fuso Truck Europe - Sociedade Europeia de Automoveis, S.A.	Tramagal	Portugal	Portugal	100.00%
Mitsubishi Fuso Truck of America, Inc.	Swedesboro	USA	USA	100.00%
Molcasa Vermietungsgesellschaft Objekt Smart mbH (2)	Grünwald	Deutschland	Germany	0.00%
Multistate LIHTC Holdings III LP	Farmington Hills	USA	USA	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

MVSA COMPANY, INC.	Jacksonville	USA	USA	100.00%
Outer Drive Holdings LLC	Wilmington	USA	USA	100.00%
P.T. Mercedes-Benz Distribution Indonesia	Jakarta	Indonesien	Indonesia	95.00%
P.T. Mercedes-Benz Indonesia	Jakarta	Indonesien	Indonesia	100.00%
P.T. Star Engines Indonesia	Jakarta	Indonesien	Indonesia	100.00%
PABCO Co., Ltd.	Ebina-City	Japan	Japan	100.00%
PABCO Kinki Co., Ltd.	Yamatokoriyama	Japan	Japan	90.00%
ROSOLA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Peguform KG (2)	Grünwald	Deutschland	Germany	0.00%
Ryowa Shatai Kogyo Co., Ltd.	Nagoya	Japan	Japan	100.00%
Sandown Motor Holdings (Pty) Ltd.	Johannesburg	Republik Südafrika	Republic of South Africa	50.10%
SelecTrucks of America LLC	Portland	USA	USA	100.00%
SelecTrucks of Toronto, Inc.	Mississauga	Kanada	Canada	100.00%
Setra of North America, Inc.	Greensboro	USA	USA	100.00%
Silver Arrow S.A. (2)	Luxemburg / Luxembourg	Luxemburg	Luxembourg	0.00%
smart France SAS	Hambach	Frankreich	France	100.00%
smart Vertriebs gmbh	Berlin	Deutschland	Germany	100.00%
Starauto Comercio de Veiculos Ltda.	São Bernardo do Campo	Brasilien	Brazil	100.00%
Starexport Trading S.A.	São Bernardo do Campo	Brasilien	Brazil	100.00%
Sterling Truck Corporation	Redford	USA	USA	100.00%
Suffolk Leasing, Inc.	Farmington Hills	USA	USA	100.00%
System Design GmbH	Leonberg	Deutschland	Germany	100.00%
Taunus-Auto-Verkaufs GmbH	Wiesbaden	Deutschland	Germany	100.00%
Thomas Built Buses of Canada Ltd.	Woodstock	Kanada	Canada	100.00%
Thomas Built Buses, Inc.	High Point	USA	USA	100.00%
Trona Cogeneration Corporation	Farmington Hills	USA	USA	100.00%
Western Star Trucks Sales, Inc.	Redford	USA	USA	100.00%
Zweite DC Immobilien GmbH & Co. Projekt Wörth KG	Schönefeld	Deutschland	Germany	100.00%

II. Nicht konsolidierte Unternehmen / Non Consolidated Companies (4)

AEG do Brasil Produtos Eletricos e Eletronicos Ltda.	São Paulo	Brasilien	Brazil	100.00%
AEG India Ltd.	Bangalore	Indien	India	100.00%
AEG Italiana S.p.A. i.L.	Mailand / Milan	Italien	Italy	100.00%
AEG Olympia Office GmbH	Wilhelmshaven	Deutschland	Germany	100.00%
Anota Fahrzeug Service- und Vertriebsgesellschaft mbH	Berlin	Deutschland	Germany	100.00%
Atlanta Freightliner Truck Sales & Service, Inc.	Portland	USA	USA	100.00%
Automotive Training GmbH	Stuttgart	Deutschland	Germany	100.00%
Autostar S.A.	Managua	Nicaragua	Nicaragua	100.00%
Autostar Vehiculos S.A.	San José	Costa Rica	Costa Rica	100.00%
Belerofonte Participações em Empreendimentos Ltda.	São Paulo	Brasilien	Brazil	100.00%
BlackStar InvestCo LLC	Wilmington	USA	USA	60.00%
Brefa Bremsen- und Fahrzeugdienst AG i.L.	Niederziehr	Deutschland	Germany	100.00%
Brooklands Estates Management Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Car2Go GmbH	Stuttgart	Deutschland	Germany	100.00%
car2go N.A. LLC	Montvale	USA	USA	100.00%
CIM-Comercial e Importadora Ltda.	São Paulo	Brasilien	Brazil	100.00%
Circulo Cerrado S.A.	Buenos Aires	Argentinien	Argentina	68.44%
Columbia Freightliner LLC	Columbia	USA	USA	100.00%
Cúspide GmbH	Stuttgart	Deutschland	Germany	100.00%
Cúspide S.A.	Santo Domingo	Dominikanische Republik	Dominican Republic	94.00%
Daimler AG & Co. Anlagenverwaltung OHG	Ludwigsfelde	Deutschland	Germany	100.00%
Daimler Capital Services Asia Pacific Pte. Ltd.	Singapur / Singapore	Singapur	Singapore	100.00%
Daimler Corporate Services, Inc.	New York	USA	USA	100.00%
Daimler España Gestión Inmobiliaria, S.L.	Alcobendas	Spanien	Spain	100.00%
Daimler Financial Services Portfolio GmbH	Berlin	Deutschland	Germany	100.00%
Daimler Financial Services UK Trustees Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler FleetBoard UK Ltd.	Tamworth	Großbritannien	Great Britain	100.00%
Daimler Group Services Berlin GmbH	Berlin	Deutschland	Germany	100.00%
Daimler Group Services Madrid, S.A.	Alcobendas	Spanien	Spain	100.00%
Daimler International Assignment Services USA LLC	Farmington Hills	USA	USA	100.00%
Daimler Middle East & Levant FZE	Dubai	Dubai V.A.E.	Dubai U.A.E.	100.00%
Daimler Mitarbeiter Wohnfinanz GmbH	Stuttgart	Deutschland	Germany	100.00%
Daimler Parts Brand GmbH	Stuttgart	Deutschland	Germany	100.00%
Daimler protics technical information consulting & solution GmbH	Stuttgart	Deutschland	Germany	100.00%
Daimler Purchasing Coordination Corporation	Farmington Hills	USA	USA	100.00%
Daimler Services GmbH	Stuttgart	Deutschland	Germany	100.00%
Daimler Singapore Pte. Ltd. (3)	Singapur / Singapore	Singapur	Singapore	100.00%
Daimler Starmark A/S	Horsholm	Dänemark	Denmark	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

Daimler TSS GmbH	Ulm	Deutschland	Germany	100.00%
Daimler UK Share Trustee Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler UK Trustees Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Daimler Unterstützungskasse GmbH	Stuttgart	Deutschland	Germany	100.00%
DaimlerChrysler Capital Services (debis) Australia Pty. Ltd. (3)	Mulgrave	Australien	Australia	100.00%
DaimlerChrysler Engineering Services S.A. en liquidation	Villeneuve	Schweiz	Switzerland	98.00%
Daiya Kogyo Co., Ltd.	Isesaki	Japan	Japan	100.00%
Daiya Shoji Co., Ltd.	Maebashi	Japan	Japan	100.00%
Dasa Aircraft Finance XIV B.V.	Amsterdam	Niederlande	Netherlands	100.00%
Dasa Aircraft Finance XV B.V.	Amsterdam	Niederlande	Netherlands	100.00%
Dasa Aircraft Finance XVI B.V.	Amsterdam	Niederlande	Netherlands	100.00%
Dasa Verwaltungs GmbH	Stuttgart	Deutschland	Germany	100.00%
DBM & debis Immobilienmanagement Grundstücksbeteiligungs GmbH	Berlin	Deutschland	Germany	100.00%
DBM & debis Immobilienmanagement Grundstücksbeteiligungs GmbH & Co. Projekt Kochstraße KG	Berlin	Deutschland	Germany	94.00%
DC Immobilien Projekt Bad Homburg GmbH	Schönefeld	Deutschland	Germany	100.00%
debis Leasing Bohemia s.r.o.	Prag / Prague	Tschechien	Czech Rep.	100.00%
debis Marketing Services Sdn. Bhd. (3)	Kuala Lumpur	Malaysia	Malaysia	100.00%
Dedalus VV GmbH	Stuttgart	Deutschland	Germany	100.00%
Detroit Diesel Holding (Brasil) Ltda.	São Paulo	Brasilien	Brazil	99.99%
Deutsche Accumotive GmbH & Co. KG	Kirchheim unter Teck	Deutschland	Germany	90.00%
Deutsche Accumotive Verwaltungs-GmbH	Kirchheim unter Teck	Deutschland	Germany	90.00%
EAS Assekuranz Vermittlungs-Gesellschaft mbH	Frankfurt am Main	Deutschland	Germany	100.00%
East Midland Aircraft Finance V B.V.	Amsterdam	Niederlande	Netherlands	100.00%
Eishin Jidosha Kogyo Co., Ltd.	Iwakuni	Japan	Japan	100.00%
EvoBus Polska Sp. z o.o.	Wolica	Polen	Poland	100.00%
EvoBus Reunion S.A.	Le Port	Reunion	Reunion	54.33%
EvoBus Romania SRL	Bukarest / Bucharest	Rumänien	Romania	100.00%
EvoBus Russland OOO	Moskau / Moscow	Russland	Russia	100.00%
EvoBus Srbija i Crna Gora d.o.o.	Belgrad / Belgrade	Serbien	Serbia	100.00%
FBW-Fahrzeug AG	Wetzikon	Schweiz	Switzerland	100.00%
FKT Holding GmbH	Wien / Vienna	Österreich	Austria	100.00%
Fokker-Holding B.V.	Utrecht	Niederlande	Netherlands	100.00%
France Aircraft Finance I B.V.	Amsterdam	Niederlande	Netherlands	100.00%
France Aircraft Finance II B.V.	Amsterdam	Niederlande	Netherlands	100.00%
France Aircraft Finance III B.V.	Amsterdam	Niederlande	Netherlands	100.00%
France Aircraft Finance IV B.V.	Amsterdam	Niederlande	Netherlands	100.00%
France Aircraft Finance V B.V.	Amsterdam	Niederlande	Netherlands	100.00%
Fünfte Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Deutschland	Germany	100.00%
Fuso Tech Co., Ltd.	Aikawa-cho	Japan	Japan	100.00%
Garage des Falaises S.A. en Liquidation	Neuchâtel	Schweiz	Switzerland	100.00%
Gemini-Tur Excursoes Passagens e Turismo Ltda.	São Paulo	Brasilien	Brazil	100.00%
Grundstücksverwaltungsgesellschaft Daimler Wohnungsbau GmbH & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Grundstücksverwaltungsgesellschaft Porcher & Meffert GmbH & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Grundstücksverwaltungsgesellschaft Taunus-Auto-Verkaufs-GmbH & Co. OHG	Schönefeld	Deutschland	Germany	100.00%
Hefesto Indústria e Comércio de Veículos Ltda.	Juiz de Fora	Brasilien	Brazil	100.00%
Ibafu Service Co., Ltd.	Ibaraki-machi	Japan	Japan	100.00%
INVEMA ASSESSORIA EMPRESARIAL LTDA.	São Paulo	Brasilien	Brazil	100.00%
Jidosha Yuso Kogyo Co., Ltd.	Sapporo	Japan	Japan	100.00%
Kyushu Fuso Bipurosu Co., Ltd.	Shime	Japan	Japan	99.90%
Lapland Car Test AB	Arvidsjaur	Schweden	Sweden	100.00%
Legend Investments Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
MB GTC GmbH Mercedes-Benz Gebrauchtteile Center	Neuhausen	Deutschland	Germany	100.00%
MB Relationship Marketing Roma S.r.l.	Rom / Rome	Italien	Italy	100.00%
MB Relationship Marketing S.r.l.	Mailand / Milan	Italien	Italy	84.00%
MBtech Verwaltungs-GmbH	Sindelfingen	Deutschland	Germany	100.00%
Mercedes-Benz Administradora de Consorcios Ltda.	São Bernardo do Campo	Brasilien	Brazil	100.00%
Mercedes-Benz Brooklands Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz Capital Services (debis) UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz Capital Services N.V.	Tollaan	Belgien	Belgium	100.00%
Mercedes-Benz CharterWay Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz CharterWay S.p.A.	Rom / Rome	Italien	Italy	100.00%
Mercedes-Benz China Holding GmbH	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz Computer Services UK Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz Consult Graz GmbH	Raaba	Österreich	Austria	100.00%
Mercedes-Benz Customer Assistance Center Maastricht N.V.	Maastricht	Niederlande	Netherlands	100.00%
Mercedes-Benz Customer Assistance Center Warszawa Sp. z o.o.	Warschau / Warsaw	Polen	Poland	100.00%
Mercedes-Benz Egypt S.A.E.	Kairo / Cairo	Ägypten	Egypt	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

Mercedes-Benz Finanzierungsvermittlungs GmbH	Karlsruhe	Deutschland	Germany	51.00%
Mercedes-Benz GastroService GmbH	Gaggenau	Deutschland	Germany	100.00%
Mercedes-Benz Global Training Nederland B.V.	Nijkerk	Niederlande	Netherlands	100.00%
Mercedes-Benz Manufacturing Hungary Kft.	Budapest	Ungarn	Hungary	100.00%
Mercedes-Benz Museum GmbH	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz Project Consult GmbH	Stuttgart	Deutschland	Germany	100.00%
Mercedes-Benz Research & Development North America, Inc.	Palo Alto	USA	USA	100.00%
Mercedes-Benz Research and Development India Private Ltd.	Bangalore	Indien	India	100.00%
Mercedes-Benz Solihull Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Mercedes-Benz TrailerAxleSystems Southern Europe SAS	Rocquencourt	Frankreich	France	100.00%
Mercedes-Benz Truck Vostok Holding GmbH	Wien / Vienna	Österreich	Austria	100.00%
Mercedes-Benz Trucks Vostok OOO	Moskau / Moscow	Russland	Russia	100.00%
Mercedes-Benz Vertriebsgesellschaft mbH	Berlin	Deutschland	Germany	100.00%
MercedesService Card Beteiligungsgesellschaft mbH	Kleinostheim	Deutschland	Germany	51.00%
MercedesService Card GmbH & Co. KG	Kleinostheim	Deutschland	Germany	51.00%
MILON Grundstücks-Verwaltungsgesellschaft mbH & Co. KG	Grünwald	Deutschland	Germany	95.00%
Monarch Cars (Tamworth) Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
MORA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG	Grünwald	Deutschland	Germany	100.00%
motormeile GmbH	Eching	Deutschland	Germany	100.00%
NAG Nationale Automobil-Gesellschaft AG	Stuttgart	Deutschland	Germany	100.00%
Nagasaki Fuso Service Center Co., Ltd. (3)	Nagasaki	Japan	Japan	100.00%
Nankyu Butsuryu Support Co., Ltd.	Kagoshima	Japan	Japan	100.00%
NuCellSys GmbH	Kirchheim unter Teck	Deutschland	Germany	100.00%
PABCO Sendai Co., Ltd.	Sendai	Japan	Japan	100.00%
Porcher & Meffert Grundstücksgesellschaft mbH & Co. Stuttgart OHG	Schönefeld	Deutschland	Germany	100.00%
Ring Garage AG Chur	Chur	Schweiz	Switzerland	100.00%
Russ & Janot GmbH	Erfurt	Deutschland	Germany	100.00%
Ruth Verwaltungsgesellschaft mbH	Stuttgart	Deutschland	Germany	100.00%
Saitama Rikuso Co., Ltd.	Saitama	Japan	Japan	50.00%
Satsuryo Shoji Co., Ltd.	Sapporo	Japan	Japan	100.00%
Sechste Vermögensverwaltungsgesellschaft DVB mbH	Stuttgart	Deutschland	Germany	100.00%
Sechste Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Deutschland	Germany	100.00%
Serv-Jet - Servicos e Peças para Aviões Ltda.	Brasilia	Brasilien	Brazil	100.00%
Siebte Vermögensverwaltungsgesellschaft DVB mbH	Stuttgart	Deutschland	Germany	100.00%
Stansted Aircraft Finance No. 1 Ltd.	George Town	Kaiman Inseln	Cayman Islands	50.00%
Stansted Aircraft Finance No. 2 Ltd.	George Town	Kaiman Inseln	Cayman Islands	50.00%
Star Rent AG	Schlieren	Schweiz	Switzerland	66.00%
StarMobility GmbH	Stuttgart	Deutschland	Germany	100.00%
SteloTec GmbH	Stuttgart	Deutschland	Germany	100.00%
System Design France S.A.R.L.	Straßburg / Strasbourg	Frankreich	France	100.00%
T.O.C. (Schweiz) AG	Schlieren	Schweiz	Switzerland	51.00%
Tecnet Co., Ltd.	Shizuoka	Japan	Japan	100.00%
Vermögensverwaltungsgesellschaft Daimler Atlanta mbH	Stuttgart	Deutschland	Germany	100.00%
Wings Aircraft Finance, Inc.	Wilmington	USA	USA	100.00%
Woking Motors Ltd.	Milton Keynes	Großbritannien	Great Britain	100.00%
Zweite Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Deutschland	Germany	100.00%

III. At Equity bewertete Unternehmen / Companies At Equity (4)
Auto Testing Company, Inc.	Vance	USA	USA	100.00%
Daimler Colombia S.A.	Bogota	Kolumbien	Colombia	100.00%
Daimler FleetBoard GmbH	Stuttgart	Deutschland	Germany	100.00%
DLI Corporation	Farmington Hills	USA	USA	100.00%
DriveTest LLC	Laredo	USA	USA	100.00%
MB SIM Technology Co., Ltd.	Shanghai	VR China	PR China	75.00%
MBtech Auto Testing Properties LLC	Laredo	USA	USA	100.00%
MB-technology North America LLC	Troy	USA	USA	100.00%

C. ASSOZIIERTE UNTERNEHMEN UND GEMEINSCHAFTSUNTERNEHMEN / ASSOCIATED COMPANIES AND JOINT VENTURES

I. At Equity bewertete Unternehmen / Companies At Equity
AFCC Automotive Fuel Cell Cooperation Corporation (1)	Burnaby	Kanada	Canada	50.10%
APS-technology GmbH Antriebsprüffeld Stuttgart	Landau	Deutschland	Germany	30.00%
ATP Automotive Testing Papenburg GmbH	Papenburg	Deutschland	Germany	40.00%
Beijing Benz-DaimlerChrysler Automotive Corporation, Ltd. (1)	Peking / Beijing	VR China	PR China	50.00%
Cullen Diesel Power Ltd.	Surrey	Kanada	Canada	49.00%
DADC Luft- und Raumfahrt Beteiligungs AG	München / Munich	Deutschland	Germany	25.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

European Aeronautic Defence and Space Company EADS N.V.	Leiden	Niederlande	Netherlands	22.50%
Fujian Daimler Automotive Co., Ltd.(1)	Fuzhou	VR China	PR China	50.00%
Fuso Land Transport (Rikuso) Co., Ltd.	Kawasaki	Japan	Japan	21.67%
Hakodate Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Hakodate	Japan	Japan	28.04%
Kamaz OAO	Nabereschnyje Tschelny / Naberezhnye Chelny	Russland	Russia	10.00%
Kanagawa Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Yokohama	Japan	Japan	43.83%
MTU Detroit Diesel Australia Pty. Ltd. (1)	Sydney	Australien	Australia	50.00%
North American Fuel Systems Remanufacturing LLC (1)	Kentwood	USA	USA	50.00%
Okayama Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Okayama	Japan	Japan	50.00%
P.T. Krama Yudha Tiga Berlian Motors	Jakarta	Indonesien	Indonesia	18.00%
P.T. Mitsubishi Krama Yudha Motors and Manufacturing	Jakarta	Indonesien	Indonesia	32.28%
SelecTrucks Harrisburg LLC (1) (3)	Harrisburg	USA	USA	50.00%
SelecTrucks of Atlanta LLC (1)	McDonough	USA	USA	50.00%
SelecTrucks of Houston LLC (1)	Houston	USA	USA	50.00%
SelecTrucks of Los Angeles LLC (1)	Fontana	USA	USA	50.00%
SelecTrucks of Omaha LLC (1)	Council Bluffs	USA	USA	50.00%
SelecTrucks of Pittsburgh LLC (1) (3)	Canonsburg	USA	USA	50.00%
Southern Star Motor Company	Hongkong / Hong Kong	VR China	PR China	51.00%
Tognum AG	Friedrichshafen	Deutschland	Germany	28.43%
Toll Collect GbR	Berlin	Deutschland	Germany	45.00%
Toll Collect GmbH (1)	Berlin	Deutschland	Germany	45.00%

II. At Cost bewertete Unternehmen / Companies At Cost (4)
AEG Engineering Ltd.	Dhaka	Bangladesh	Bangladesh	22.22%
BDF IP Holdings Ltd.	Burnaby	Kanada	Canada	33.00%
BENTELER Estamparia Automotiva Ltda.	Campinas	Brasilien	Brazil	35.00%
Bishop Technology Group Ltd.	Villawood	Australien	Australia	30.00%
CaetanoBus, Fabricacao de Carrocarias, S.A. (1)	Vila Nova de Gaia	Portugal	Portugal	26.00%
Castle Aircraft Finance No. 1 Ltd.	George Town	Kaiman Inseln	Cayman Islands	25.00%
CONTRAC GmbH Maschinen und Anlagen	Wiesbaden	Deutschland	Germany	33.33%
EADS Participations B.V.	Amsterdam	Niederlande	Netherlands	45.00%
Egyptian-German Automotive Co. (EGA) S.A.E. (1)	Kairo / Cairo	Ägypten	Egypt	26.00%
Esslinger Wohnungsbau GmbH	Esslingen am Neckar	Deutschland	Germany	26.57%
European Center for Information and Communication Technologies - EICT GmbH	Berlin	Deutschland	Germany	20.00%
Eventus Mobilien-Verwaltungsgesellschaft mbH & Co. Projekt 2 KG (Fond)	Stuttgart	Deutschland	Germany	56.15%
EvoBus Hungaria Kereskedelmi Kft.	Budapest	Ungarn	Hungary	33.33%
FIRST STEPS - Der Deutsche Nachwuchspreis GbR	Berlin	Deutschland	Germany	25.00%
GPWC Holdings B.V. (3)	Amsterdam	Niederlande	Netherlands	33.33%
Grundstücksgesellschaft Schlossplatz 1 mbH & Co. KG	Berlin	Deutschland	Germany	18.18%
Huttelmaier GmbH (1)	Schorndorf	Deutschland	Germany	25.10%
I.D.E.M. Iranian Diesel Engine Manufacturing Company	Tabriz	Iran	Iran	30.00%
IHI Charging Systems International GmbH (1)	Heidelberg	Deutschland	Germany	49.00%	50.00%
INPRO Innovationsgesellschaft für fortgeschrittene Produktionssysteme in der Fahrzeugindustrie mbH (1)	Berlin	Deutschland	Germany	14.29%
Institut für angewandte Systemtechnik Bremen GmbH	Bremen	Deutschland	Germany	26.25%
Krüger International Trading Corporation, S.A.	Managua	Nicaragua	Nicaragua	40.00%
Lackzentrum Bielefeld GmbH	Bielefeld	Deutschland	Germany	25.00%
Laureus World Sports Awards Ltd. (1)	London	Großbritannien	Great Britain	50.00%
Li-Tec Battery GmbH (1)	Kamenz	Deutschland	Germany	49.90%
MAGAL Industria e Comercio Ltda.	Monte-Mor	Brasilien	Brazil	35.00%
Mercedes-Benz Finance Middle East LLC (1)	Dubai	Dubai V.A.E.	Dubai U.A.E.	40.00%
Mercedes-Benz Hungária Kft. (1)	Budapest	Ungarn	Hungary	50.00%
Mercedes-Benz Lackzentrum Dresden GmbH	Dresden	Deutschland	Germany	36.00%
Mercedes-Benz Leasing Middle East LLC (1)	Dubai	Dubai V.A.E.	Dubai U.A.E.	40.00%
Mercedes-Benz Österreich Vertriebsgesellschaft mbH (1)	Salzburg	Österreich	Austria	50.00%
Mercedes-Benz Slovakia s.r.o. (1)	Bratislava	Slowakei	Slovakia	51.00%
Mercedes-Benz Starmark I/S	Vejle	Dänemark	Denmark	33.00%
Mercedes-Benz Taiwan Ltd. (1)	Taipeh	Taiwan	Taiwan	49.00%
MFTB Taiwan Co., Ltd.	Tao-tuan	Taiwan	Taiwan	33.40%
MG NE Beteiligungs GmbH (1)	Eschborn	Deutschland	Germany	50.00%
Montajes y Estampaciones Metálicas, S.L. (1)	Esparraguera	Spanien	Spain	51.00%
National Automobile Industry Company Ltd.	Jeddah	Saudi Arabien	Saudi Arabia	26.00%
Omuta Unso Co., Ltd.	Omuta	Japan	Japan	33.51%
PDB - Partnership for Dummy Technology and Biomechanics GbR	Ingolstadt	Deutschland	Germany	20.00%
Polomex, S.A. de C.V. (1)	Garcia	Mexiko	Mexico	26.00%
proceda Modellbau GmbH	Weissach	Deutschland	Germany	25.10%
Reva SAS	Cunac	Frankreich	France	34.00%
RMC Reliability Technology GmbH	Sindelfingen	Deutschland	Germany	100.00%

Name der Gesellschaft / Name of the company	Sitz / Location	Land / Country		Kapitalanteil / Ownership Interest (5)	Stimmrechte / Voting Rights (6)

smart-Brabus GmbH (1)	Bottrop	Deutschland	Germany	50.00%
Societe Socovoi S.A.	Le Port	Réunion	Réunion	15.00%
Star Transmission Cugir SRL (1)	Cugir	Rumänien	Romania	55.94%
STARCAM s.r.o. (1)	Most	Tschechien	Czech Rep.	51.00%
STARKOM d.o.o. (1)	Maribor	Slowenien	Slovenia	51.00%
Toyo Kotsu Co., Ltd.	Kurokawa-gun	Japan	Japan	28.20%
Wohnbau Gaggenau GmbH	Gaggenau	Deutschland	Germany	50.00%

(1)	Gemeinschaftsunternehmen / Joint Venture
(2)	Zweckgesellschaft / Special Purpose Entity
(3)	In Liquidation / in liquidation
(4)	Wegen ihrer insgesamt untergeordneten Bedeutung für den Konzernabschluss werden diese Unternehmen nicht konsolidiert bzw. nicht at equity bewertet.
As the impact of these companies is not material for group financial statements, they were not accounted for using the equity method of accounting and respectively consolidated.
(5)	Beteiligung gemäß § 16 AktG / Share capital according to § 16 AktG
(6)	Ausweis, wenn Stimmrechte vom Kapitalanteil abweichen. / Disclosure, if voting rights differ from the ownership interest.
(7)	Beherrschender Einfluss / dominant influence